SUPPLEMENT TO THE FIDELITY GOVERNMENT
SECURITIES FUND NOVEMBER 28, 1997 PROSPECTUS
The following information supplements information found on page 10 under the "Investment Principal and Risks" section:
   In managing bond funds, FMR selects a benchmark index which is representative of the portion of the bond market in which the fund invests. FMR uses this benchmark index as a guide in structuring the fund and selecting its investments. The benchmark index for the fund is the Lehman Brothers Government Bond Index, a market value weighted benchmark of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to its Index.